                                                                       Exhibit 2

                           RANKIN ASSOCIATES II, L.P.
                           C/O RANKIN MANAGEMENT, INC.
                                 GENERAL PARTNER
                        5875 LANDERBROOK ROAD, SUITE 300
                              CLEVELAND, OHIO 44124


February 7, 2005
Rankin Management, Inc.
General Partner of Rankin Associates II, L.P.
5875 Landerbrook Road
Suite 300
Cleveland, Ohio 44124

      Re: Letter Agreement Regarding Funding of Rankin Associates IV, L.P.

Ladies and Gentlemen:

1. The undersigned are all of the partners of Rankin Associates II, L.P., a Delaware limited partnership ("RANKIN ASSOCIATES II").

2. In order to facilitate the exchange of up to 400,000 shares of its Class A Common Stock, par value $1.00 per share, of NACCO Industries, Inc. ("CLASS A COMMON STOCK") with Class B Common Stock, par value $1.00 per share, of NACCO Industries, Inc., the partners of Rankin Associates mutually agree and consent pursuant to Section 5.2(c) of the Limited Partnership Agreement of Rankin Associates II, dated as of February 6, 1998, as amended (the "PARTNERSHIP AGREEMENT"), that on or after February 7, 2005:

     (a) Rankin Associates II will transfer 54.17888513% of its assets, consisting of 400,000 shares of Class A Common Stock, to a newly formed partnership, Rankin Associates IV, L.P., a Delaware limited partnership ("RANKIN ASSOCIATES IV").

     (b) Simultaneously therewith, Rankin Associates II will distribute its entire interest in Rankin Associates IV to the partners identified in Exhibit A to this Letter Agreement in exchange for those partners' 54.17888513% interest in Rankin Associates II.

     (c) As a result of the distribution referred to in (b) immediately above, the partners identified in Exhibit A to this Letter Agreement will have general and limited partnership interests in Rankin Associates IV as set forth in Exhibit A to this Letter Agreement.

     (d) As a result of the distribution and exchange referred to in (b) above, all of the partners of Rankin Associates II will have their general and limited partnership interests in Rankin Associates II adjusted as set forth in Exhibit B to this letter Agreement.

     This Letter Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. It may be executed by facsimile signature and may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute but one agreement. This Letter Agreement shall not be effective and binding upon any of the undersigned until such time as all of the partners of Rankin Associates II have executed this Letter Agreement.







                            [SIGNATURE PAGES FOLLOW.]

     As of the date first written above, the undersigned partners of Rankin Associates II signify their agreement with the matters set forth herein.

                                      Trust created by the Agreement, dated July
                                      20, 2000, as supplemented, amended and
                                      restated, between Alfred M. Rankin, Jr., as trustee, and Clara T. Rankin, creating a trust for the benefit of Clara T. Rankin (successor in interest to the Trust created by the Agreement, dated July 12, 1967, as supplemented, amended and restated, between National City Bank, as trustee, and Clara T. Rankin, creating a trust for the benefit of Clara T. Rankin)


                                      By:  /s/ Alfred M. Rankin, Jr.
                                           -------------------------------------
                                           Name:   Alfred M. Rankin, Jr.
                                           Title:  Trustee



                                      Trust created by the Agreement, dated
                                      September 28, 2000, as supplemented,
                                      amended and restated, between Alfred M.
                                      Rankin, Jr., as trustee, and Alfred M.
                                      Rankin, Jr., creating a trust for the
                                      benefit of Alfred M. Rankin Jr.,
                                      (successor in interest to the Trust
                                      created by the Agreement, dated August 30, 1967, as supplemented, amended and restated, between National City Bank, as trustee, and Alfred M. Rankin, Jr., creating a trust for the benefit of Alfred
                                      M. Rankin, Jr.)


                                      By:  /s/ Alfred M. Rankin, Jr.
                                           -------------------------------------
                                          Name:   Alfred M. Rankin, Jr.
                                          Title:  Trustee

                                      Trust created by the Agreement, dated
                                      September 28, 2000, as supplemented,
                                      amended and restated between Victoire G.
                                      Rankin, as trustee, and Victoire G.
                                      Rankin, creating a trust for the benefit of Victoire G. Rankin (successor in interest to the Trust created by the Agreement, dated July 1, 1969, as supplemented, amended and restated, between National City Bank, as trustee, and Victoire G. Rankin, creating a trust for the benefit of Victoire G. Rankin)


                                      By:  /s/ Victoire G. Rankin
                                           -------------------------------------
                                           Name:   Victoire G. Rankin
                                           Title:  Trustee



                                      Trust created by the Agreement, dated
                                      December 29, 1989, between Alfred M.
                                      Rankin, Jr., as trustee, and Helen P.
                                      (Rankin) Butler, creating a trust for the benefit of Helen P. (Rankin) Butler


                                      By:  /s/ Alfred M. Rankin, Jr.
                                           -------------------------------------
                                           Name:   Alfred M. Rankin, Jr.
                                           Title:  Trustee



                                      Trust created by the Agreement, dated June
                                      17, 1999, between John C. Butler, Jr., as trustee, and John C. Butler, Jr., creating a trust for the benefit of John C. Butler, Jr.


                                      By:  /s/ John C. Butler, Jr.
                                           -------------------------------------
                                           Name:   John C. Butler, Jr.
                                           Title:  Trustee

                                      Clara Rankin Butler 2002 Trust, dated
                                      November 5, 2002, between John C. Butler,
                                      Jr., as trustee, and Helen Rankin Butler, creating a trust for the benefit of Clara Rankin Butler


                                      By:  /s/ John C. Butler, Jr.
                                           -------------------------------------
                                           Name:   John C. Butler, Jr.
                                           Title:  Trustee



                                      Griffin Bedwell Butler 2002 Trust, dated
                                      November 5, 2002, between John C. Butler,
                                      Jr., as trustee, and Helen Rankin Butler, creating a trust for the benefit of Griffin Bedwell Butler


                                      By:  /s/ John C. Butler, Jr.
                                           -------------------------------------
                                           Name:   John C. Butler, Jr.
                                           Title:  Trustee



                                      Trust created by the Agreement, dated
                                      December 29, 1989, as supplemented,
                                      amended and restated, between Alfred M.
                                      Rankin, Jr., as trustee, and Clara T.
                                      (Rankin) Williams, creating a trust for
                                      the benefit of Clara T. (Rankin) Williams


                                      By:  /s/ Alfred M. Rankin, Jr.
                                           -------------------------------------
                                           Name:  Alfred M. Rankin, Jr.
                                           Title: Trustee



                                      /s/  David B. H. Williams
                                           -------------------------------------
                                           David B. H. Williams

                                      Margo Jamison Victoire Williams 2004
                                      Trust, dated December 10, 2004, between
                                      David B. H. Williams, as trustee, and
                                      Clara Rankin Williams, creating a trust
                                      for the benefit of Margo Jamison Victorie
                                      Williams


                                      By:  /s/ David B. H. Williams
                                           -------------------------------------
                                           Name    David B. H. Williams
                                           Title:  Trustee



                                      Helen Charles Williams 2004 Trust, dated
                                      December 10, 2004, between David B. H.
                                      Williams, as trustee, and Clara Rankin
                                      Williams, creating a trust for the benefit of Helen Charles Williams


                                      By:  /s/ David B. H. Williams
                                           -------------------------------------
                                           Name:   David B. H. Williams
                                           Title:  Trustee



                                      Trust created by the Agreement, dated
                                      December 29, 1967, as supplemented,
                                      amended and restated, between Thomas T.
                                      Rankin, as trustee, and Thomas T. Rankin, creating a trust for the benefit of Thomas
                                      T. Rankin


                                      By: /s/ Thomas T. Rankin
                                           -------------------------------------
                                           Name:   Thomas T. Rankin
                                           Title:  Trustee



                                      /s/ Corbin K. Rankin
                                      ------------------------------------------
                                      Corbin K. Rankin

                                      Trust created by the Agreement, dated
                                      December 20, 1993, between Thomas T.
                                      Rankin, as co-trustee, and Matthew M.
                                      Rankin, as co-trustee, and Matthew M.
                                      Rankin, creating a trust for the benefit of Matthew M. Rankin


                                      By:  /s/ Thomas T. Rankin
                                           -------------------------------------
                                           Name:   Thomas T. Rankin
                                           Title:  Co-Trustee


                                      By:  /s/ Matthew M. Rankin
                                           -------------------------------------
                                           Name:   Matthew M. Rankin
                                           Title:  Co-Trustee



                                      /s/ Elizabeth B. Rankin
                                      ------------------------------------------
                                      Elizabeth B. Rankin



                                      /s/ James T. Rankin
                                      ------------------------------------------
                                      James T. Rankin



                                      /s/ Thomas Parker Rankin
                                      ------------------------------------------
                                      Thomas Parker Rankin



                                      Trust created by the Agreement, dated June
                                      22, 1971, as supplemented, amended and
                                      restated, between Claiborne R. Rankin, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Claiborne R. Rankin


                                      By:  /s/ Claiborne R. Rankin
                                           -------------------------------------
                                           Name:   Claiborne R. Rankin
                                           Title:  Trustee

                                      Trust created under the Agreement, dated
                                      June 1, 1995, between Chloe O. Rankin, as
                                      Trustee, and Chloe O. Rankin, for the
                                      benefit of Chloe O. Rankin


                                      By:  /s/ Chloe O. Rankin
                                           -------------------------------------
                                           Name:   Chloe O. Rankin
                                           Title:  Trustee



                                      Trust created by the Agreement, dated
                                      August 25, 2000, between Claiborne R.
                                      Rankin, as trustee, and Claiborne R.
                                      Rankin, Jr., creating a trust for the
                                      benefit of Claiborne R. Rankin, Jr.


                                      By:  /s/ Claiborne R. Rankin
                                           -------------------------------------
                                           Name:   Claiborne R. Rankin
                                           Title:  Trustee



                                      Trust created by the Agreement, dated
                                      January 13, 1998, between Claiborne R.
                                      Rankin, as trustee, and Chloe R. Seelbach, creating a trust for the benefit of Chloe
                                      R. Seelbach


                                      By:  /s/ Claiborne R. Rankin
                                           -------------------------------------
                                           Name:   Claiborne R. Rankin
                                           Title:  Trustee



                                      /s/ Scott Seelbach
                                      ------------------------------------------
                                      Scott Seelbach

                                      Trust created by the Agreement, dated
                                      December 21, 2004, between Chloe R.
                                      Seelbach, as trustee, and Claiborne R.
                                      Rankin, creating a trust for the benefit of Taplin Elizabeth Seelbach


                                      By:  /s/ Chloe R. Seelbach
                                           -------------------------------------
                                           Name:   Chloe R. Seelbach
                                           Title:  Trustee



                                      Trust created by the Agreement, dated
                                      December 21, 2004, between Claiborne R.
                                      Rankin, as trustee, and Julia L. Rankin, creating a trust for the benefit of Julia
                                      L. Rankin


                                      By:  /s/ Claiborne R. Rankin
                                           -------------------------------------
                                           Name:   Claiborne R. Rankin
                                           Title:  Trustee



                                      Trust created by the Agreement, dated
                                      September 11, 1973, as supplemented,
                                      amended and restated, between Roger F.
                                      Rankin, as trustee, and Roger F. Rankin, creating a trust for the benefit of Roger
                                      F. Rankin


                                      By:  /s/ Roger F. Rankin
                                           -------------------------------------
                                           Name:   Roger F. Rankin
                                           Title:  Trustee



                                      Trust created by the Agreement, dated
                                      September 11, 2000, as supplemented,
                                      amended and restated, between Alison A.
                                      Rankin, as trustee, and Alison A. Rankin, creating a trust for the benefit of Alison
                                      A. Rankin


                                      By:  /s/ Alison A. Rankin
                                           -------------------------------------
                                           Name:   Alison A. Rankin
                                           Title:  Trustee

                                      Irrevocable Trust No. 1, dated December
                                      18, 1997, for the benefit of A. Farnham
                                      Rankin, Alison A. Rankin as trustee, with
                                      Roger Rankin, Grantor


                                      By:  /s/ Alison A. Rankin
                                           -------------------------------------
                                           Name:   Alison A. Rankin
                                           Title:  Trustee



                                      Irrevocable Trust No. 2, dated September
                                      11, 2000, for the benefit of A. Farnham
                                      Rankin, Alison A. Rankin as trustee


                                      By:  /s/ Alison A. Rankin
                                           -------------------------------------
                                           Name:   Alison A. Rankin
                                           Title:  Trustee



                                      Irrevocable Trust No. 1, dated December
                                      18, 1997, for the benefit of Elisabeth M.
                                      Rankin, Alison A. Rankin as trustee, with
                                      Roger Rankin, Grantor


                                      By:  /s/ Alison A. Rankin
                                           -------------------------------------
                                           Name:   Alison A. Rankin
                                           Title:  Trustee



                                      Irrevocable Trust No. 2, dated September
                                      11, 2000, for the benefit of Elisabeth M.
                                      Rankin, Alison A. Rankin, as trustee


                                      By:  /s/ Alison A. Rankin
                                           -------------------------------------
                                           Name:   Alison A. Rankin
                                           Title:  Trustee

                                      Trust created by the Agreement, dated
                                      September 28, 2000, as supplemented,
                                      amended and restated, between Alfred M.
                                      Rankin, Jr., as trustee, and Bruce T.
                                      Rankin, creating a trust for the benefit of Bruce T. Rankin (successor in interest to the Trust created by the Agreement, dated August 12, 1974, as supplemented, amended and restated, between National City Bank, as trustee, and Bruce T. Rankin, creating a trust for the benefit of Bruce T. Rankin)


                                      By:  /s/ Alfred M. Rankin, Jr.
                                           -------------------------------------
                                           Name:   Alfred M. Rankin, Jr.
                                           Title:  Trustee





AGREED TO AND ACCEPTED BY:

Rankin Management, Inc.,
General Partner of Rankin Associates II


By:  /s/ Alfred M. Rankin, Jr.
     ---------------------------------------------------------------------------
     Name:  Alfred M. Rankin, Jr.
     Title:    President

                                    EXHIBIT A

                                            INTEREST IN RA II         INTEREST
                                             TO BE REDEEMED           IN RA IV
                                            -----------------      -------------
GENERAL PARTNERSHIP INTEREST
Rankin Management, Inc.                        0.01354472%           0.02500000%

LIMITED PARTNERSHIP INTEREST
Alfred M. Rankin, Jr. Trust                    1.35108595%           2.49375000%
Thomas T. Rankin Trust                         1.35108595%           2.49375000%
Roger F. Rankin Trust                          1.35108595%           2.49375000%
Claiborne R. Rankin Trust                      1.35108595%           2.49375000%
Bruce T. Rankin Trust                          8.04657468%          14.85186465%
Clara T. Rankin Trust                         40.71442193%          75.14813535%
                                              ------------         -------------
                                              54.17888513%         100.00000000%

                                    EXHIBIT B

             SCHEDULE OF RANKIN ASSOCIATES II PARTNERSHIP INTERESTS AFTER DISTRIBUTION OF RANKIN ASSOCIATES IV PARTNERSHIP INTERESTS


                                                                                       REMAINING            REMAINING
                                                  RA II           INTEREST IN         INTEREST IN          INTEREST IN
                                               INTERESTS AS          RA II            RA II BEFORE         RA II AFTER
                                                OF 1/26/05       TO BE REDEEMED        ADJUSTMENT           ADJUSTMENT
                                               ------------      --------------       ------------        -------------
GENERAL PARTNERSHIP INTEREST
Rankin Management, Inc.                         1.08357770%        0.01354472%         1.07003298%          2.33523995%

LIMITED PARTNERSHIP INTEREST
Alfred M. Rankin, Jr. Trust                     6.25034839%        1.35108595%         4.89926244%         10.69215024%
Thomas T. Rankin Trust                          7.59015532%        1.35108595%         6.23906937%         13.61614485%
Roger F. Rankin Trust                           6.93455430%        1.35108595%         5.58346835%         12.18536120%
Claiborne R. Rankin Trust                       7.58130153%        1.35108595%         6.23021558%         13.59682234%
Bruce T. Rankin Trust                          16.98838457%        8.04657468%         8.94180989%         19.51460569%
Clara T. Rankin Trust                          40.71442193%       40.71442193%         0.00000000%          0.00000000%

Victoire G. Rankin Trust                        0.28663994%                            0.28663994%          0.62556300%
Helen Rankin Butler Trust                       0.71704985%                            0.71704985%          1.56488958%
John C. Butler, Jr. Trust                       0.53813409%                            0.53813409%          1.17442383%
Clara Rankin Butler Trust                       0.53813409%                            0.53813409%          1.17442383%
Griffin Bedwell Butler Trust                    0.43864696%                            0.43864696%          0.95730311%
Clara Rankin Williams Trust                     0.71704985%                            0.71704985%          1.56488958%
David B. H. Williams                            0.43864696%                            0.43864696%          0.95730312%
Margo Jamison Victoire Williams Trust           0.27018028%                            0.27018028%          0.58964143%
Helen Charles Williams Trust                    0.13689678%                            0.13689678%          0.29876353%

Corbin K. Rankin                                0.24969307%                            0.24969307%          0.54493015%
Matthew M. Rankin Trust                         0.54092626%                            0.54092626%          1.18051746%
Elizabeth B. Rankin                             0.14196889%                            0.14196889%          0.30983290%
James T. Rankin                                 0.54092626%                            0.54092626%          1.18051746%
Thomas Parker Rankin                            1.35360954%                            1.35360954%          2.95411743%

Chloe O. Rankin Trust                           0.28663994%                            0.28663994%          0.62556300%
Claiborne R. Rankin, Jr. Trust                  0.62391675%                            0.62391675%          1.36163590%
Chloe R. Seelbach Trust                         0.55619315%                            0.55619315%          1.21383592%
Scott W. Seelbach                               0.17891576%                            0.17891576%          0.39046575%
Taplin Elizabeth Seelbach Trust                 0.04563226%                            0.04563226%          0.09958784%
Julia L. Rankin Trust                           1.03025839%                            1.03025839%          2.24843589%

Alison A. Rankin Trust                          0.28663994%                            0.28663994%          0.62556300%
A. Farnham Rankin Trust No. 1                   0.92848977%                            0.92848977%          2.02633605%
A. Farnham Rankin Trust No. 2                   0.41392668%                            0.41392668%          0.90335358%
Elisabeth M. Rankin Trust No. 1                 0.92848977%                            0.92848977%          2.02633605%
Elisabeth M. Rankin Trust No. 2                 0.66965102%                            0.66965102%          1.46144637%
                                               ------------       ------------        ------------        -------------
      TOTAL                                    99.99999999%       54.17888513%        45.82111486%        100.00000000%